Exhibit 4.01

                              (FACE OF CERTIFICATE)

                            Trafalgar Resources, Inc.

Number                                                                    Shares

                      AUTHORIZED STOCK: 100,000,000 SHARES
                                  NO PAR VALUE


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

            SHARES OF THE COMMON STOCK OF TRAFALGAR RESOURCES, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly appointed officers.

Dated:

                      COUNTERSIGNED AND REGISTERED NATIONAL STOCK TRANSFER, INC.
                                                       1512 S 1100 East, Suite B
                                                      Salt Lake City, Utah 84106

                                                By:_____________________________


Anthony P. Coletti              (Corporate Seal)             Anthony Escobar
    Secretary                                                  President

                              (BACK OF CERTIFICATE)

NOTICE: Signature must be guaranteed by a member of the Medalion Signature Program, or by an international bank (other than a savings bank), or an international trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEM COM - as tenants in common      UNIF GIFT MIN ACT - _______Custodian______
                                                        (Cust)         (Minor)
TEN ENT - as tenants by the entireties              under Uniform Gift to Minors
JT TEN - as joint tenants with right of             Act_________________________
         survivorship and not as                              (State)
         tenants in commom

     Additional abbreviations may also be used though not on the above list

For Value Received,____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



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  (Please Print or Typewrite Name and Address, Including Zip Code of Assignee)

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__________________________________________________________________________Shares
of the capital stock respresented by the within certificate, and do hereby irrevocably constitute and appoint,

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises


Dated


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                            SHAREHOLDER(S) SIGNATURE

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER